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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                             ---------------------------

                                       FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported)   October 2, 1997

                           Commission File Number:  0-14618

                             ---------------------------

                              VECTRA TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)

        WASHINGTON                                  91-1160888
 (State of incorporation)              (I.R.S. Employer Identification No.)

                        2333 SAN RAMON VALLEY BLVD., SUITE 225
                                 SAN RAMON, CA 94583
                       (Address of principal executive offices)

                                    (510) 552-3800
                           (Registrant's telephone number)


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ITEM 3. -- BANKRUPTCY OR RECEIVERSHIP

On October 2, 1997, VECTRA Technologies, Inc. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the Federal Bankruptcy Code. The filing was made in the U.S. Bankruptcy Court for the Western District of Washington. The matter was assigned to Bankruptcy Judge Karen A. Overstreet, Case Number 97-13001.

ITEM 5. -- OTHER EVENTS

On October 2, 1997, the Company entered an agreement (the "Purchase Agreement") to sell substantially all of its remaining operating assets, consisting principally of those assets associated with its fuel services operations, to Chem-Nuclear Systems, LLC, a Delaware limited liability company (the "Purchaser"). The consideration to be received by the Company therefor consists of a cash payment in the amount of $4,915,000 payable at closing, the assumption and payment by the Purchaser of certain listed liabilities of the Company in an amount up to $1,585,000 and additional contingent cash consideration up to $1,700,000. The information contained in the Company's Press Release dated October 2, 1997, is incorporated herein by reference.

The foregoing disposition will be completed as part of the bankruptcy proceedings described in Item 3 above and will require the approval of the U.S. Bankruptcy Court. A hearing regarding such disposition has been set by the court for Thursday, October 30, 1997.

The Purchase Agreement contemplates a preliminary sale by the Company to the Purchaser of the Company's two IF-300 spent fuel transportation cask systems and its UX-30 transportation overpack product line, in accordance with a separate asset purchase agreement, in order to resolve the Company's potential liability for disposition of the radioactively contaminated IF-300 systems and to provide the Company with liquidity and cash resources until closing of the Purchase Agreement. The consideration for this preliminary sale, which amount shall be deducted from the aggregate consideration to be received by the Company pursuant to the Purchase Agreement, will consist of a cash payment in the amount of $1,000,000 payable at closing and the assumption by the Purchaser of certain vendor contracts of the Company. This preliminary sale was approved by the U.S. Bankruptcy Court on Thursday, October 16, 1997, and the closing of such sale is anticipated to take place during the week of October 20, 1997.


ITEM 7. -- FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

      The following exhibit is filed herewith:

       Number                        Description
       ------                        -----------
         99.1                  Press Release dated October 2, 1997


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                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VECTRA TECHNOLOGIES, INC.


  October 17, 1997                     By  /s/ Vincent Franceschi
                                         -------------------------------------
                                         Vincent Franceschi
                                         President and Chief Operating Officer

  October 17, 1997                     By  /s/ Thomas B. Pfeil
                                         -------------------------------------
                                         Thomas B. Pfeil
                                         Chief Financial Officer and Secretary


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